EX-99.5
                                             JACKSON NATIONAL LIFE INSURANCE
Perspective IISM                             COMPANY OF NEW YORK
Fixed and Variable Annuity Application       2900 Westchester Avenue, Ste. 305
For mailing address, see back page.          Purchase, NY   [graphic omitted]

USE DARK INK ONLY                                               www.jnlny.com
________________________________________________________________________________

1. Registration Information
Owner's Name                                            SSN/TIN (include dashes)

Address (number and street) City, State, ZIP

Date of Birth (mm/dd/yyyy)      Age     Sex     U.S. Citizen
                                        M F     ___Yes ___No

Phone No. (include area code)            E-Mail Address

Joint Owner's Name (Proceeds will be distributed        SSN/TIN (include dashes)
in accordance with the contract on the first death of either Owner. Spousal Joint Owner may continue the contract.)

Address (number and street) City, State, ZIP

Date of Birth (mm/dd/yyyy)      Age     Sex     U.S. Citizen
                                        M F     ___Yes ___No

Phone No. (include area code)           E-Mail Address

Annuitant's Name (if other than Owner)                  SSN (include dashes)

Address (number and street) City, State, ZIP

Date of Birth (mm/dd/yyyy)      Age     Sex     U.S. Citizen
                                        M F     ___Yes ___No

Phone No. (include area code) E-Mail Address

Joint Annuitant's Name                                  SSN (include dashes)

Date of Birth (mm/dd/yyyy)      Age     Sex     U.S. Citizen
                                        M F     ___Yes ___No
Phone No. (include area code)

2. Beneficiary Designation
For additional beneficiaries, please attach names, percentage and required information on a separate sheet (must equal 100% for each beneficiary type).

Primary
Name            Relationship to Owner           SSN/TIN (include dashes)

Percentage (%)

Address (number and street) City, State, ZIP

Primary Contingent
Name            Relationship to Owner           SSN/TIN (include dashes)

Percentage (%)

Address (number and street) City, State, ZIP


3. Annuity Type
___Non-Tax Qualified                       ___IRA-Individual*
___401(k) Qualified Savings Plan           ___IRA-Custodial*
___HR-10 (Keogh) Plan                      ___IRA-Roth*
___403(b) TSA (Direct Transfer Only)          *Tax Contribution Year__________
___Other_______________________            ___IRA-SEP

4. Transfer Information
___IRC 1035 Exchange
___Direct Transfer
___Direct Rollover
___Non-Direct Rollover
___Roth Conversion


5. Replacement
Are you replacing an existing life insurance policy or annuity contract? ___Yes ___No If "Yes," please complete this section.
Company Name(s)         Contract No.(s)         Anticipated Transfer Amount

6. Initial Premium
Amount of premium with application $_________________.
MAKE ALL CHECKS PAYABLE TO JACKSON NATIONAL LIFE INSURANCE COMPANY OF
NEW YORK.

7. Income Date
Please specify date (mm/dd/yyyy)___________________.
If Income Date is not specified, age 90 (age 7012 for Qualified Plans) of the Owner will be used.

8. Capital Protection Program
___Yes ___No
If "No," please proceed to Section 9.

Which Guaranteed Account Option do you wish to select for the Capital Protection Program?
Only select one: ___1-year ___3-year ___5-year ___7-year

Now  that  you  have  selected  a  Guaranteed  Account  Option  for the  Capital
Protection Program, indicate how you would like the balance of your initial investment allocated in the Premium Allocation section.

9. Premium Allocation WHOLE PERCENTAGES ONLY - TOTAL ALLOCATION MUST EQUAL 100%

PORTFOLIOS
AIM/JNL(Registered) Large Cap Growth _____________%
AIM/JNL Small Cap Growth _____________%
AIM/JNL Value II _____________%
Alger/JNL Growth _____________%
Alliance Capital/JNL Growth _____________%
Eagle /JNL Core Equity _____________%
Eagle/JNL SmallCap Equity _____________%
J.P. Morgan/JNL Enhanced S&P 500(Registered) Stock Index _____________% Janus/JNL Aggressive Growth _____________%
Janus/JNL Balanced _____________%
Janus/JNL Capital Growth _____________%
Lazard/JNL Mid Cap Value _____________%
Lazard/JNL Small Cap Value _____________%
Mellon Capital Management/JNL Bond Index _____________%
Mellon Capital Management/JNL International Index _____________%
Mellon Capital Management/JNL S&P 400 Mid Cap Index _____________%
Mellon Capital Management/JNL S&P 500 Index _____________%
Mellon Capital Management/JNL Small Cap Index _____________%
Oppenheimer/JNL Global Growth _____________%
Oppenheimer/JNL Growth _____________%
PIMCO/JNL Total Return Bond _____________%
PPM America/JNL Balanced _____________%
PPM America/JNL High Yield Bond _____________%
PPM America/JNL Money Market _____________%
Putnam/JNL Growth _____________%
Putnam/JNL International Equity _____________%
Putnam/JNL Midcap Growth _____________%
Putnam/JNL Value Equity _____________%
Salomon Brothers/JNL Global Bond _____________%
Salomon Brothers/JNL U.S. Government & Quality Bond _____________%
T. Rowe Price/JNL Established Growth _____________%
T. Rowe Price/JNL Mid-Cap Growth _____________%
T. Rowe Price/JNL Value _____________%
S&P/JNL Core Index 100 ___________%
S&P/JNL Core Index 75 ___________%
S&P/JNL Core Index 50 ___________%
S&P/JNL Conservative Growth I ___________%
S&P/JNL Moderate Growth I ___________%
S&P/JNL Aggressive Growth I ___________%
S&P/JNL Equity Growth I ___________%
S&P/JNL Equity Aggressive Growth I ___________%
S&P/JNL Very Aggressive Growth I ___________%
Guaranteed Account Options
1-year ___________%
3-year ___________%
5-year ___________%
7-year ___________%
NOTE: Unless you otherwise instruct the company, subsequent premiums will be allocated to the Portfolios and Guaranteed Account(s) Options as indicated above.

10. OPTIONAL BENEFITS - ONCE SELECTED, OPTIONAL BENEFITS CANNOT BE CHANGED.
A. EarningsMaxSM (Earnings Protection Benefit)
Note: Additional charges will apply. Please see prospectus for details.
B. Contract Enhancement Options (may only select one)
___2% of first-year premium*
___3% of first-year premium
___4% of first-year premium
*May only be chosen with the Additional Withdrawal Options (see box C).
NOTE: ADDITIONAL CHARGES WILL APPLY. PLEASE SEE PROSPECTUS FOR DETAILS.
C. Additional Withdrawal Options
___20% Additional Free Withdrawal Benefit*
___5-Year Withdrawal Charge Schedule*
*May only be chosen with the 2% Contract Enhancement Option (see box B).
NOTE: ADDITIONAL CHARGES WILL APPLY. PLEASE SEE PROSPECTUS FOR DETAILS.

11. IMPORTANT - Please read carefully.
1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained above are true, complete and correctly recorded.
2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct.
3. I (WE) UNDERSTAND THAT ANNUITY BENEFITS AND SURRENDER VALUES, IF ANY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A PORTFOLIO IN THE SEPARATE ACCOUNT OF JNL/NY ARE VARIABLE AND MAY BE INCREASED OR DECREASED, AND THE DOLLAR AMOUNTS ARE NOT GUARANTEED.
4. I (We) have been given a current prospectus for this variable annuity for each available Portfolio listed above.
5. The contract I (we) have applied for is suitable for my (our) insurance objective, financial situation and needs.
6. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value.
7. I (WE) UNDERSTAND THAT ALLOCATIONS TO THE GUARANTEED ACCOUNT OPTIONS ARE SUBJECT TO AN ADJUSTMENT IF WITHDRAWN OR TRANSFERRED PRIOR TO THE END OF THE APPLICABLE PERIOD, WHICH MAY REDUCE AMOUNTS WITHDRAWN OR TRANSFERRED.
8. If I (we) have elected the Capital Protection Program, I (we) hereby acknowledge receipt of the "CAPITAL PROTECTION PROGRAM DISCLOSURE
STATEMENT."



12. Signatures
Owner's Signature                       Annuitant's Signature
                                        (if other than Owner)


Joint Owner's Signature                 Joint Annuitant's Signature )
                                        (if other than Joint Owner

City and state in which                 Date Signed (mm/dd/yyyy)
application was signed

13. FINANCIAL REPRESENTATIVE STATEMENT - MUST CHECK APPROPRIATE BOX.
I have complied with requirements for disclosures and/or replacements as necessary. I certify that I am authorized and qualified to discuss the contract herein applied for, and that this transaction is appropriate and in the owner's best interest. To the best of my knowledge and belief, this application ____will _____will not replace any life insurance or annuities.

Please provide a State Disclosure Statement form.

Financial Representative's Full Name (please print)

Phone No. (include area code)

Financial Representative's Signature            Date Signed (mm/dd/yyyy)

Address (number and street) City, State, ZIP

E-Mail Address

Contact your home office for program information.

        ___Option A     ____Option B    ____Option C

Broker/Dealer Name and No.              JNL/NY Financial Representative No.

Mailing address for application, premium and transfer paperwork.
________________________________________________________________________________
For contracts purchased through a Broker/Dealer send to:
Jackson National Life Service Center of New York

Regular Mail
P.O. Box 0809
Denver, CO 80263-0809

Overnight Mail
C/O Bank One
445 E. 124th Ave.
Thornton, CO 80241

For questions or assistance, please call
800/599-5651 (7:00 a.m. to 6:00 p.m. MT).
E-Mail contactus@jnlny.com
________________________________________________________________________________
For contracts purchased at a Bank or Financial Institution, send to: Jackson National Life Insurance Company of New York
IMG Service Center

Regular Mail
P.O. Box 33178
Detroit, MI 48232-5178

Overnight Mail
c/o Drawer 5178
12425 Merriman
Livonia, MI 48151-0688

For questions or assistance, please call
888/464-7779 (8:00 a.m. to 8:00 p.m. ET).
E-Mail contactus@jnlny.com
________________________________________________________________________________

If purchasing this product at a Bank or Financial Institution, please note the following:
        -Not insured by the FDIC or by any other federal government agency. -Not obligations of any bank or financial institution.
        -The bank or financial institution does not guarantee performance by insurer issuing the annuity.
        -Variable annuities involve investment risk, including potential loss of principal.
        -Not a deposit.